SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        25-Nov-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF Sep 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC2)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106982-03
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      25-Nov-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Nov-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          25-Nov-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-WMC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     11/25/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
A-1                      57643LBV7              522,809,846           6,808,829
A-3A                     57643LBW5              161,594,121           6,502,645
A-3B                     57643LBX3              152,583,000                   0
M-1                      57643LBY1               76,723,000                   0
M-2                      57643LBZ8               58,204,000                   0
M-3                      57643LCA2               10,582,000                   0
M-4                      57643LCB0               13,228,000                   0
M-5                      57643LCC8               13,228,000                   0
M-6                      57643LCD6               15,874,000                   0
CE                           NA                  18,519,063                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                         1,043,345,129          13,311,473


                                                      Total
Class                               Int        Distribution              Losses
A-1                             616,146           7,424,975                   0
A-3A                            165,320           6,667,964                   0
A-3B                            191,746             191,746                   0
M-1                             112,484             112,484                   0
M-2                             129,876             129,876                   0
M-3                              26,596              26,596                   0
M-4                              46,033              46,033                   0
M-5                              54,558              54,558                   0
M-6                              65,471              65,471                   0
CE                            4,538,680           4,538,680                   0
P                               149,868             149,868                   0
R                                     0                   0                   0
Total                         6,096,779          19,408,253                   0

                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
A-1                         516,001,017             1.46300%            1.46175%
A-3A                        155,091,476             1.27000%            1.26875%
A-3B                        152,583,000             1.56000%            1.55875%
M-1                          76,723,000             1.82000%            1.81875%
M-2                          58,204,000             2.77000%            2.76875%
M-3                          10,582,000             3.12000%            3.11875%
M-4                          13,228,000             4.32000%            4.31875%
M-5                          13,228,000             5.12000%            5.11875%
M-6                          15,874,000             5.12000%            5.11875%
CE                           18,519,063             5.22015%
P                                   100
R                                     0
Total                     1,030,033,656


AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
A-1                           12.869599            1.164598            14.03420
A-3A                          38.195803            0.971070            39.16687
A-3B                           0.000000            1.256667             1.25667
M-1                            0.000000            1.466111             1.46611
M-2                            0.000000            2.231389             2.23139
M-3                            0.000000            2.513333             2.51333
M-4                            0.000000            3.480000             3.48000
M-5                            0.000000            4.124444             4.12444
M-6                            0.000000            4.124444             4.12444
CE                             0.000000          245.081536           245.08154
P                              0.000000          1498681.30          1498681.30

                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          975.311102
A-3A                           0.000000          910.989903
A-3B                           0.000000         1000.000000
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
M-6                            0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000


Section 4.02 (ii),(xv),(xvi),(xvii)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             616,146                   0
A-3A                            165,320                   0
A-3B                            191,746                   0
M-1                             112,484                   0
M-2                             129,876                   0
M-3                              26,596                   0
M-4                              46,033                   0
M-5                              54,558                   0
M-6                              65,471                   0
CE                            4,538,680                   0
P                               149,868                   NA
TOTAL                         6,096,779                   0

                    Reduction from the Allocation of:
                                                  Prepayment          Relief Act
                                Realized            Interest            Interest
Class                             Losses          Shortfalls          Shortfalls
A-1                                   0                   0                   0
A-3A                                  0                   0                   0
A-3B                                  0                   0                   0
M-1                                   0                   0                   0
M-2                                   0                   0                   0
M-3                                   0                   0                   0
M-4                                   0                   0                   0
M-5                                   0                   0                   0
M-6                                   0                   0                   0
CE                                    0                   0                   0
P                                     0                   0                   0
TOTAL                                 0                   0                   0

Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              0

Relief Act Interest Shortfalls                                                0

Section 4.06 (xviii)
Overcollateralization Amount                                         18,519,063
Overcollateralization Release Amount                                          0
Overcollateralization Deficiency                                              0
Overcollateralization Target Amount                                  18,519,063
Monthly Excess Cashflow                                               4,538,680

Credit Enhancement Percentage                                            19.779%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans                        1,030,033,656
Number of Mortgage Loans                                                  6,206

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                                 338
Weighted Average Mortgage Interest Rate                                  7.3610%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                          2,433,872

Section 4.02 (vii)
DELINQUENCIES
                                               Unpaid Prin              Stated
                                 Number                Bal                 Bal
30-59 Days                            49          8,098,095           8,081,266
60-89 Days                            15          2,250,017           2,244,599
90+ Days                               1            139,943             139,793
Foreclosures                          20          4,393,705           4,381,212
Bankruptcies                           7          1,698,187           1,697,714

Section 4.02 (v),(viii)
REO
Number of REO Loans                                                           0
Stated Principal Balance of REO Properties                                    0
Total Book Value of REO Properties:                                           0

Section 4.02 (viii)
Loans that became REO properties in the preceding calendar month:

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0

                                            Unpaid Principal    Stated Principal
                             Loan Number             Balance             Balance
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0
                                       0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                                      NO
Trigger Event Occurrence                                                      NO
Real Loss as a % of the Orig Pool Bal                                   0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                              16,085
Servicing Fee                                                           434,618
Extraordinary Trust Fund Expenses                                             0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                                                840,716
     Prin Prepayments (incl. curtailments)                           12,470,757
     Liquidation Proceeds                                                     0
Total Principal                                                      13,311,473

Net Interest (net of servicing & trustee fee)                         5,946,911

Available Funds (total prin plus net int)                            19,258,385

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                                    149,868
Servicer Prepayment Charge Payment Amounts                                    0


Section 4.02 (xi)
LOSSES

Current Loss                                                                  0
Aggregate Realized Losses                                                    (0)

Section 4.06 (xxi)
Liquidation Report

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                                       0.0000%

Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                                                Net WAC Rate             Amounts
                    Class                   Carryover Amount              Unpaid
                    A-1                                    0                   0
                    A-3A                                   0                   0
                    A-3B                                   0                   0
                    M-1                                    0                   0
                    M-2                                    0                   0
                    M-3                                    0                   0
                    M-4                                    0                   0
                    M-5                                    0                   0
                    M-6                                    0                   0

Section 4.02 (xiv)
Ending Balance Factors
                                        Class                             Factor
                                        A-1                             0.975311
                                        A-3A                            0.910990
                                        A-3B                            1.000000
                                        M-1                             1.000000
                                        M-2                             1.000000
                                        M-3                             1.000000
                                        M-4                             1.000000
                                        M-5                             1.000000
                                        M-6                             1.000000
                                        CE                              1.000000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                          11/25/03